UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2006

VALENTIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22987	94-3156660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

863A Mitten Rd., Burlingame, California		94010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (650) 697-1900

Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)           On November 21, 2006, Valentis, Inc. (“Valentis”) received a letter from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) indicating that Valentis is not in compliance with Nasdaq Marketplace Rule 4310(c)(2)(B) because Valentis does not have (i) a minimum of $2,500,000 in stockholders’ equity, (ii) a $35,000,000 market value of securities quoted on a Nasdaq market or listed on a national securities exchange, or (iii) $500,000 of net income from continuing operations for the most recently completed fiscal year or for two of the three most recently completed fiscal years. Nasdaq further indicated that, in light of the circumstances noted above, it is reviewing Valentis’ eligibility for continued listing on the Nasdaq Capital Market. This notification has no affect on the listing of Valentis’ common stock on the Nasdaq Capital Market at this time.

In connection with Nasdaq’s review of Valentis’ eligibility for continued listing on the Nasdaq Capital Market, Valentis must provide to Nasdaq on or before December 6, 2006, Valentis’ specific plan to achieve and maintain compliance with the Nasdaq Capital Market’s continued listing criteria as set forth in the Nasdaq Marketplace Rules, including the time frame for the completion of this plan. If, after receipt of Valentis’ plan and the completion of its review process, Nasdaq determines that Valentis’ plan does not adequately address the issues noted above, Nasdaq will provide Valentis with written notification that its common stock will be delisted from the Nasdaq Capital Market. At that time, Valentis may appeal Nasdaq’s determination to delist Valentis’ common stock from the Nasdaq Capital Market to a Nasdaq Listing Qualifications Panel.

Valentis’ management and board of directors are currently preparing a written response to Nasdaq including a description of Valentis’ plan to achieve and maintain compliance with the Nasdaq Capital Market’s continued listing criteria as set forth in the Nasdaq Marketplace Rules.  However, there can be no assurance that any such plan will be accepted by Nasdaq or that such plan, if adopted, would achieve or maintain the desired compliance with the Nasdaq Marketplace Rules.

A copy of the press release, dated November 28, 2006, announcing Valentis’ receipt of Nasdaq’s delisting warning letter, is attached hereto as Exhibit 99.1. A copy of Nasdaq’s delisting warning letter, dated November 21, 2006, is attached hereto as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description
99.1	Press Release, dated November 28, 2006, announcing Valentis’ receipt of Nasdaq’s delisting warning letter.
99.2	Nasdaq delisting warning letter, dated November 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENTIS, INC.

November 28, 2006	/s/ Benjamin F. McGraw, III
Benjamin F. McGraw, III, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated November 28, 2006, announcing Valentis’ receipt of Nasdaq’s delisting warning letter.
99.2	Nasdaq delisting warning letter, dated November 21, 2006.